UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2024

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+45 3131 5941
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of matters to a vote of security holders.

On November 8, 2024, Liqtech International, Inc., a Nevada corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). A total of 4,803,118 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were present or represented by proxy at the Annual Meeting, representing approximately eighty-two percent (82%) of the outstanding Common Stock as of September 18, 2024, the record date for the Annual Meeting.

At the Annual Meeting, four (4) proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:

Proposal No. 1: The election of Alexander Buehler, Fei Chen, Peyton Boswell, Richard Meeusen, and Martin Kunz for terms until the next succeeding annual meeting of stockholders or until such directors’ successor shall have been duly elected and qualified. The stockholders elected the five (5) directors by the following votes:

Name	For	Withheld	Broker Non-Votes
Alexander Buehler	3,082,401	255,396	1,465,321
Fei Chen	3,281,440	56,357	1,465,321
Peyton Boswell	2,970,253	367,544	1,465,321
Richard Meeusen	2,934,736	403,061	1,465,321
Martin Kunz	3,097,205	240,592	1,465,321

Proposal No. 2: The stockholders ratified Sadler, Gibb & Associates, LLC as the Company’s independent registered accounting firm by the following votes:

Votes For	4,784,937
Votes Against	12,955
Abstentions	5,226

Proposal No. 3: The stockholders voted to approve the issuance of (i) 4,415,471 shares of Common Stock (or pre-funded warrants to purchase shares of Common Stock in lieu thereof) and (ii) warrants exercisable for 4,415,471 shares of Common Stock in the second closing contemplated by the securities purchase agreement dated September 27, 2024 by and among the Company and certain investors party thereto. The stockholders approved the issuance by the following votes:

Votes For	3,007,650
Votes Against	136,476
Abstentions	193,671
Broker Non-Votes	1,465,321

Proposal No. 4: The stockholders voted to approve, on a non-binding advisory basis, the compensation to the Company’s named executive officers by the following votes:

Votes For	3,188,880
Votes Against	135,027
Abstentions	13,890
Broker Non-Votes	1,465,321

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: November 13, 2024	/s/Fei Chen
Fei Chen
Chief Executive Officer